										EXHIBIT 99
NACCO Industries, Inc. - Consolidated
(in millions, except percentage data)

	Revenues
	Q1	Q2	Q3	Q4	FY
2013	196.0	196.0	228.6	312.1	932.7
2014	177.4	200.4

	Operating Profit (Loss)
	Q1	Q2	Q3	Q4	FY
2013	7.0	8.8	16.7	28.8	61.3
2014	(0.6)	(3.9)

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2013	1.3	1.1	1.0	1.1	4.5
2014	1.3	1.8

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2013	(0.1)	0.5	0.2	0.5	1.1
2014	0.2	0.6

	Income (Loss) Before Taxes						Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2013	5.8	7.2	15.5	27.2	55.7	2013	24.2%	28.9%	20.4%	16.9%	20.2%
2014	(2.1)	(6.3)				2014	27.0%	42.4%

	Net Income (Loss)
	Q1	Q2	Q3	Q4	FY
2013	4.4	5.1	12.3	22.7	44.5
2014	(1.5)	(3.6)

	Depreciation, depletion and amortization expense
	Q1	Q2	Q3	Q4	FY
2013	5.3	4.9	6.2	8.2	24.6
2014	6.0	6.6

	Net Working Capital (1)
	Q1	Q2	Q3	Q4	FY
2013	189.5	187.6	203.6	204.9	204.9
2014	197.3	210.2

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2013	7.4	6.4	11.1	32.5	57.4
2014	31.8	9.4

NACCO Industries, Inc. - Consolidated
(in millions, except percentage data)

	Net cash provided by (used for) operating activities from continuing operations
	Q1	Q2	Q3	Q4	FY
2013	(25.1)	22.5	9.6	46.1	53.1
2014	(26.0)	4.6

	Net cash provided by (used for) investing activities from continuing operations
	Q1	Q2	Q3	Q4	FY
2013	(6.6)	(6.1)	(16.2)	(31.8)	(60.7)
2014	(31.9)	(8.9)

	Cash flow before financing activities from continuing operations (2)
	Q1	Q2	Q3	Q4	FY
2013	(31.7)	16.4	(6.6)	14.3	(7.6)
2014	(57.9)	(4.3)

	Net cash provided by (used for) financing activities from continuing operations
	Q1	Q2	Q3	Q4	FY
2013	(11.3)	(28.2)	0.9	1.8	(36.8)
2014	32.6	(4.9)

	Dividends Paid to Shareholders
	Q1	Q2	Q3	Q4	FY
2013	2.1	2.0	2.0	2.0	8.1
2014	2.0	2.0

	Total debt (3)
	Q1	Q2	Q3	Q4	FY
2013	173.6	163.9	174.8	183.8	183.8
2014	223.3	229.7

	Equity						Return on Equity (4)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2013	280.5	268.0	275.7	297.8	297.8	2013	21.1%	20.5%	16.3%	15.9%	15.9%
2014	289.5	274.8				2014	13.7%	10.6%

(1)	Net working capital is equal to accounts receivable, net plus inventories, net less accounts payable.
(2)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.
(3)
Total debt presented excludes the obligations of the unconsolidated mines. The unconsolidated mines' customers arrange and guarantee the financing of the unconsolidated mines. These obligations are without recourse to and are not guaranteed by North American Coal or NACCO.

(4)	Return on equity is equal to the sum of the previous 4 quarters net income divided by average equity calculated over the last 5 quarters.

The North American Coal Corporation
(in millions, except percentage data)

	Tons of coal sold - Unconsolidated mines
	Q1	Q2	Q3	Q4	FY
2013	7.0	5.6	6.7	6.6	25.9
2014	7.1	6.2

	Tons of coal sold - Consolidated mines
	Q1	Q2	Q3	Q4	FY
2013	1.1	0.7	1.2	1.0	4.0
2014	0.8	1.1

	Limerock yards delivered
	Q1	Q2	Q3	Q4	FY
2013	6.3	5.3	4.9	5.6	22.1
2014	5.0	6.3

	Revenues
	Q1	Q2	Q3	Q4	FY
2013	51.1	43.6	52.9	46.1	193.7
2014	39.9	49.8

	Gross Profit $						Gross Profit %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2013	8.7	7.9	4.0	4.6	25.2	2013	17.0%	18.1%	7.6%	10.0%	13.0%
2014	2.8	(1.8)				2014	7.0%	(3.6)%

	Earnings of unconsolidated mines
	Q1	Q2	Q3	Q4	FY
2013	12.1	10.3	11.8	12.2	46.4
2014	12.4	11.5

	Operating Expenses						Operating Expenses as a % of the sum of Gross Profit plus Earnings of unconsolidated mines
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2013	9.1	6.9	6.1	12.0	34.1	2013	43.8%	37.9%	38.6%	71.4%	47.6%
2014	8.5	9.5				2014	55.9%	97.9%

	Operating Profit $						Operating Profit as a % of the sum of Gross Profit plus Earnings of unconsolidated mines
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2013	11.7	11.3	9.7	4.8	37.5	2013	56.3%	62.1%	61.4%	28.6%	52.4%
2014	6.7	0.2				2014	44.1%	2.1%

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2013	0.8	0.6	0.8	0.9	3.1
2014	0.9	1.3

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2013	(0.4)	(0.2)	—	(0.4)	(1.0)
2014	(0.3)	0.5

The North American Coal Corporation
(in millions, except percentage data)

	Income Before Taxes						Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2013	11.3	10.9	8.9	4.3	35.4	2013	15.6%	17.6%	12.8%	(32.4)%	9.8%
2014	6.1	(1.6)				2014	5.8%	n.m.

	Net Income (Loss)
	Q1	Q2	Q3	Q4	FY
2013	9.6	8.9	7.8	5.6	31.9
2014	5.7	(0.1)

	Depreciation, depletion and amortization expense
	Q1	Q2	Q3	Q4	FY
2013	4.0	3.5	4.4	4.7	16.6
2014	4.8	5.6

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2013	6.2	5.3	10.1	31.1	52.7
2014	30.9	7.1

	Net cash provided by (used for) operating activities
	Q1	Q2	Q3	Q4	FY
2013	10.3	2.4	11.7	5.1	29.5
2014	18.0	(9.6)

	Net cash provided by (used for) investing activities
	Q1	Q2	Q3	Q4	FY
2013	(5.4)	(5.1)	(15.2)	(30.5)	(56.2)
2014	(31.1)	(6.9)

	Cash flow before financing activities (1)
	Q1	Q2	Q3	Q4	FY
2013	4.9	(2.7)	(3.5)	(25.4)	(26.7)
2014	(13.1)	(16.5)

	Net cash provided by (used for) financing activities
	Q1	Q2	Q3	Q4	FY
2013	(7.3)	0.8	3.5	25.4	22.4
2014	13.1	16.5

The North American Coal Corporation
(in millions, except percentage data)

	Dividends to (capital contributions from) NACCO
	Q1	Q2	Q3	Q4	FY
2013	—	—	—	—	—
2014	(3.0)	(5.3)

	Total debt (2)
	Q1	Q2	Q3	Q4	FY
2013	130.7	131.5	137.3	163.8	163.8
2014	173.9	185.1

	Equity						Return on Equity (3)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2013	112.1	121.2	131.7	138.4	138.4	2013	33.3%	33.4%	30.7%	26.3%	26.3%
2014	147.0	151.9				2014	21.5%	13.8%

(1)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.
(2)
Total debt presented excludes the obligations of the unconsolidated mines. The unconsolidated mines' customers arrange and guarantee the financing of the unconsolidated mines. These obligations are without recourse to and are not guaranteed by North American Coal or NACCO.

(3)	Return on equity is equal to the sum of the previous 4 quarters net income divided by average equity calculated over the last 5 quarters.

Hamilton Beach Brands, Inc.
(in millions, except percentage data)

	Revenues						Revenues % Change Year Over Year
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2013	106.2	114.6	134.1	192.9	547.8	2013	1.2%	3.5%	7.5%	6.5%	5.0%
2014	101.3	118.4				2014	(4.6)%	3.3%

	Gross Profit $						Gross Profit %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2013	20.2	24.1	27.6	43.6	115.5	2013	19.0%	21.0%	20.6%	22.6%	21.1%
2014	19.1	24.6				2014	18.9%	20.8%

	Operating Expenses						Operating Expenses as a % of revenues
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2013	17.5	20.1	15.8	21.1	74.5	2013	16.5%	17.5%	11.8%	10.9%	13.6%
2014	18.2	22.3				2014	18.0%	18.8%

	Operating Profit (Loss) $						Operating Profit (Loss) %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2013	2.7	4.0	11.8	22.5	41.0	2013	2.5%	3.5%	8.8%	11.7%	7.5%
2014	0.9	2.2				2014	0.9%	1.9%

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2013	0.4	0.5	0.2	0.2	1.3
2014	0.3	0.3

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2013	(0.1)	0.4	(0.1)	0.3	0.5
2014	0.2	(0.1)

	Income (Loss) Before Taxes						Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2013	2.4	3.1	11.7	22.0	39.2	2013	37.0%	36.8%	36.4%	35.6%	36.0%
2014	0.4	2.0				2014	17.1%	32.5%

	Net Income (Loss)
	Q1	Q2	Q3	Q4	FY
2013	1.5	2.0	7.4	14.2	25.1
2014	0.3	1.4

	Depreciation and amortization expense
	Q1	Q2	Q3	Q4	FY
2013	0.5	0.6	1.0	1.4	3.5
2014	0.6	0.4

	Net Working Capital (1)
	Q1	Q2	Q3	Q4	FY
2013	87.5	77.5	96.3	93.5	93.5
2014	92.2	91.3

Hamilton Beach Brands, Inc.
(in millions, except percentage data)

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2013	0.3	0.4	0.6	1.0	2.3
2014	0.5	1.5

	Net cash provided by (used for) operating activities
	Q1	Q2	Q3	Q4	FY
2013	3.0	18.6	(5.0)	24.2	40.8
2014	(16.1)	11.2

	Net cash provided by (used for) investing activities
	Q1	Q2	Q3	Q4	FY
2013	(0.3)	(0.4)	(0.5)	(1.1)	(2.3)
2014	(0.5)	(1.5)

	Cash flow before financing activities (2)
	Q1	Q2	Q3	Q4	FY
2013	2.7	18.2	(5.5)	23.1	38.5
2014	(16.6)	9.7

	Net cash provided by (used for) financing activities
	Q1	Q2	Q3	Q4	FY
2013	(5.0)	(14.5)	2.6	(24.3)	(41.2)
2014	19.2	(8.5)

	Dividends to (capital contributions from) NACCO
	Q1	Q2	Q3	Q4	FY
2013	—	—	—	20.0	20.0
2014	—	—

	Total debt
	Q1	Q2	Q3	Q4	FY
2013	34.7	20.2	22.8	18.4	18.4
2014	37.6	29.1

	Equity						Return on Equity (3)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2013	45.5	47.8	55.1	52.3	52.3	2013	57.0%	53.5%	52.0%	51.5%	51.5%
2014	52.4	53.6				2014	47.2%	44.6%

(1)	Net working capital is equal to accounts receivable, net plus inventories, net less accounts payable.
(2)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.
(3)	Return on equity is equal to the sum of the previous 4 quarters net income divided by average equity calculated over the last 5 quarters.

Kitchen Collection, LLC
(in millions, except percentage data and number of stores)

	Number of stores						Average sales per store
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2013	299	295	294	304	304	2013	0.1	0.1	0.1	0.2	0.5
2014	258	254				2014	0.1	0.1

	Revenues
	Q1	Q2	Q3	Q4	FY
2013	39.7	38.4	42.6	75.3	196.0
2014	36.9	32.8

	Gross Profit $						Gross Profit %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2013	17.5	15.7	17.7	30.1	81.0	2013	44.1%	40.9%	41.5%	40.0%	41.3%
2014	14.7	14.0				2014	39.8%	42.7%

	Operating Expenses						Operating Expenses as a % of revenues
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2013	22.5	21.1	21.4	26.9	91.9	2013	56.7%	54.9%	50.2%	35.7%	46.9%
2014	21.2	18.3				2014	57.5%	55.8%

	Operating Profit (Loss) $						Operating Profit (Loss) %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2013	(5.0)	(5.4)	(3.7)	3.2	(10.9)	2013	(12.6)%	(14.1)%	(8.7)%	4.2%	(5.6)%
2014	(6.5)	(4.3)				2014	(17.6)%	(13.1)%

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2013	0.1	—	0.1	0.2	0.4
2014	0.1	0.1

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2013	—	—	—	0.1	0.1
2014	—	—

	Income (Loss) Before Taxes						Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2013	(5.1)	(5.4)	(3.8)	2.9	(11.4)	2013	35.4%	56.3%	25.0%	45.6%	39.4%
2014	(6.6)	(4.4)				2014	39.1%	39.1%

	Net Income (Loss)
	Q1	Q2	Q3	Q4	FY
2013	(3.3)	(2.4)	(2.8)	1.6	(6.9)
2014	(4.0)	(2.7)

	Depreciation and amortization expense
	Q1	Q2	Q3	Q4	FY
2013	0.7	0.8	0.7	2.0	4.2
2014	0.5	0.6

Kitchen Collection, LLC
(in millions, except percentage data and number of stores)

	Net Working Capital (1)
	Q1	Q2	Q3	Q4	FY
2013	39.8	38.5	37.3	33.9	33.9
2014	36.3	35.5

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2013	0.8	0.6	0.4	0.4	2.2
2014	0.3	0.4

	Net cash provided by (used for) operating activities
	Q1	Q2	Q3	Q4	FY
2013	(17.8)	(3.6)	(2.0)	13.3	(10.1)
2014	(10.4)	(3.1)

	Net cash provided by (used for) investing activities
	Q1	Q2	Q3	Q4	FY
2013	(0.8)	(0.5)	(0.5)	(0.3)	(2.1)
2014	(0.2)	(0.2)

	Cash flow before financing activities (2)
	Q1	Q2	Q3	Q4	FY
2013	(18.6)	(4.1)	(2.5)	13.0	(12.2)
2014	(10.6)	(3.3)

	Net cash provided by (used for) financing activities
	Q1	Q2	Q3	Q4	FY
2013	8.2	4.0	2.5	(13.3)	1.4
2014	10.3	3.6

	Dividends to (capital contributions from) NACCO
	Q1	Q2	Q3	Q4	FY
2013	—	—	—	—	—
2014	—	—

	Total debt
	Q1	Q2	Q3	Q4	FY
2013	8.2	12.2	14.7	1.5	1.5
2014	11.7	15.4

	Equity						Return on Equity (3)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2013	40.3	38.0	35.2	36.8	36.8	2013	(8.7)%	(6.9)%	(11.2)%	(17.8)%	(17.8)%
2014	32.7	30.1				2014	(20.8)%	(22.9)%

(1)	Net working capital is equal to accounts receivable, net plus inventories, net less accounts payable.
(2)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.
(3)	Return on equity is equal to the sum of the previous 4 quarters net income divided by average equity calculated over the last 5 quarters.

NACCO and Other
(in millions, except percentage data)

	Operating Profit (Loss)
	Q1	Q2	Q3	Q4	FY
2013	(2.4)	(1.2)	(1.1)	(1.5)	(6.2)
2014	(1.4)	(2.0)

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2013	—	—	—	(0.1)	(0.1)
2014	—	—

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2013	0.4	0.2	0.2	0.7	1.5
2014	0.2	0.3

	Income (Loss) Before Taxes (1)
	Q1	Q2	Q3	Q4	FY
2013	(2.8)	(1.4)	(1.3)	(2.1)	(7.6)
2014	(1.6)	(2.3)

	Net Income (Loss)
	Q1	Q2	Q3	Q4	FY
2013	(2.0)	(1.0)	(1.1)	(1.6)	(5.7)
2014	(1.2)	(1.7)